Company Update
Fourth Quarter 2014

February 23, 2015

Safe Harbor Statement

This presentation contains what the Company believes are forward-looking statements related to future financial results and business operations for Cooper Tire & Rubber Company. Actual results may differ materially from current management forecasts and projections as a result of factors over which the Company may have limited or no control. Information on certain of these risk factors and additional information on forward-looking statements are included in the Company's reports on file with the Securities and Exchange Commission and set forth at the end of this presentation.

Available Information

You can find Cooper Tire on the web at coopertire.com. Our company webcasts earnings calls and presentations from certain events that we participate in or host on the investor relations portion of our website (http://coopertire.com/investors.aspx). In addition, we also make available a variety of other information for investors on the site. Our goal is to maintain the investor relations portion of the website as a portal through which investors can easily find or navigate to pertinent information about Cooper Tire, including:

- our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments to those reports, as soon as reasonably practicable after we electronically file that material or furnish it to the Securities and Exchange Commission ("SEC");
- information on our business strategies, financial results and selected key performance indicators;
- announcements of our participation at investor conferences and other events;
- press releases on quarterly earnings, product and service announcements and legal developments;
- corporate governance information; and
- other news and announcements that we may post from time to time that investors may find relevant.

The content of our website is not intended to be incorporated by reference into this presentation or in any report or document we file with or furnish to the SEC, and any references to our website are intended to be inactive textual references only.

Three Months Ended December 31, 2014 Financial Performance Highlights

(millions USD, except EPS)

Net Sales by Segment	Q4 2014		Q4 2013		Change from Prior Year
Americas Tire	$ 689		$ 628		9.7%
International Tire	191		283		-32.6%
Eliminations	(60)		(50)		20.1%
Total Company	$ 820		$ 861		-4.8%
Operating Profit by Segment		OP %		OP %	
Americas Tire	$ 66	9.5	$ 35	5.5	$ 31
International Tire	2	1.1	22	7.7	(19)
Eliminations	2		0		2
Corporate	(17)		(10)		(7)
Total Company	$ 54	6.5	$ 47	5.5	$ 7
Earnings Per Share (diluted) attributable to common stockholders	$ 1.39		$ 0.31		$ 1.08
Earnings Per Share (diluted) attributable to common stockholders, excluding gain on sale of interest in subsidiary	$ 0.45		$ 0.31		$ 0.14
Cash and Cash Equivalents	$ 552		$ 398		$ 154

Amounts are unaudited and may not add due to rounding.

COOPERTIRES

Year Ended December 31, 2014 Financial Performance Highlights

(millions USD, except EPS)

	Year Ended December 31, 2014		Year Ended December 31, 2013		Change from Prior Year
Net Sales by Segment					
Americas Tire	$ 2,585		$ 2,487		4.0%
International Tire	1,141		1,242		-8.1%
Eliminations	(302)		(289)		4.4%
Total Company	$ 3,425		$ 3,439		-0.4%
Operating Profit by Segment		OP %		OP %	
Americas Tire	$ 275	10.6	$ 204	8.2	$ 71
International Tire	75	6.5	84	6.8	(9)
Eliminations	(0)		3		(3)
Corporate	(49)		(51)		2
Total Company	$ 300	8.8	$ 241	7.0	$ 60
Earnings Per Share (diluted) attributable to common stockholders	$ 3.42		$ 1.73		$ 1.69
Earnings Per Share (diluted) attributable to common stockholders, excluding gain on sale of interest in subsidiary	$ 2.53		$ 1.73		$ 0.80
Cash and Cash Equivalents	$ 552		$ 398		$ 154

Amounts may not add due to rounding.

COOPERTIRES

U.S. Shipment Comparison

Percentage Change in United States Shipments

	Q4 2014 vs. Q4 2013			Full Year 2014 vs. Full Year 2013		
	Total Industry	RMA Members	Cooper	Total Industry	RMA Members	Cooper
Passenger	1.4%	2.8%	1.1%	3.6%	1.6%	4.7%
Light Truck	2.2%	1.4%	12.4%	2.4%	3.4%	15.5%
Total Light Vehicle	1.5%	2.6%	3.5%	3.5%	1.9%	6.9%
Medium Truck	12.6%	14.0%	531.3%	10.9%	10.4%	3.2%

Data source: The Rubber Manufacturers Association and Cooper Tire

COOPERTIRES

CTB Raw Material Price Index North America


300
250
200
150
100
50
0
1Q02
1Q03
1Q04
1Q05
1Q06
1Q07
1Q08
1Q09
1Q10
1Q11
1Q12
1Q13
1Q14
1Q15
Q4 2014 = 185

Q1 2015 is an estimate

Operating Profit Walk
Total Company
Q4 2013 to Q4 2014



($millions)
200
100
-
47
35
12
6
31
6
6
4
54
2013 Operating Profit
Raw Materials
Volume
Products Liability
Price and Mix
Sale of CCT
SG&A
Manufacturing
2014 Operating Profit

2013 Total Company operating profit included $9 million of selling, general and administrative costs related to a now terminated merger agreement and $2 million of manufacturing inefficiencies related to the labor issues at CCT, neither of which recurred in 2014. 2014 Total Company operating profit includes the recovery of $6 million of reduced volume resulting from the 2013 labor issues at CCT.

Amounts may not add due to rounding.

COOPERTIRES

Operating Profit Walk
Americas
Q4 2013 to Q4 2014



($millions)
100
-
35
22
15
6
10
6
4
66
2013 Operating Profit
Raw Materials
Volume
Products Liability
Price and Mix
Manufacturing
Other
2014 Operating Profit

2014 Americas operating profit includes the recovery of $6 million of reduced volume resulting from the 2013 labor issues at CCT.

Amounts may not add due to rounding.

COOPERTIRES

Operating Profit Walk
International
Q4 2013 to Q4 2014


($millions)
100
-
22
17
2
27
6
2
4
2
2013 Operating Profit
Raw Materials
Manufacturing
Price and Mix
Sale of CCT
Volume
Other
2014 Operating Profit

2013 International operating profit included $2 million of non-recurring manufacturing inefficiencies related to the labor issues at CCT.

Amounts may not add due to rounding.

COOPERTIRES

Risks

It is possible that actual results may differ materially from projections or expectations due to a variety of factors, including but not limited to:

- volatility in raw material and energy prices, including those of rubber, steel, petroleum based products and natural gas or the unavailability of such raw materials or energy sources;
- the failure of the Company's suppliers to timely deliver products in accordance with contract specifications;
- changes in economic and business conditions in the world;
- failure to implement information technologies or related systems, including failure by the Company to successfully implement an ERP system;
- increased competitive activity including actions by larger competitors or lower-cost producers;
- the failure to achieve expected sales levels;
- changes in the Company's customer relationships, including loss of particular business for competitive or other reasons;
- the ultimate outcome of litigation brought against the Company, including stockholders lawsuits relating to the Apollo merger as well as products liability claims, in each case which could result in commitment of significant resources and time to defend and possible material damages against the Company or other unfavorable outcomes;
- changes to tariffs or the imposition of new tariffs or trade restrictions;
- changes in pension expense and/or funding resulting from investment performance of the Company's pension plan assets and changes in discount rate, salary increase rate, and expected return on plan assets assumptions, or changes to related accounting regulations;
- government regulatory and legislative initiatives including environmental and healthcare matters;
- volatility in the capital and financial markets or changes to the credit markets and/or access to those markets;
- changes in interest or foreign exchange rates;
- an adverse change in the Company's credit ratings, which could increase borrowing costs and/or hamper access to the credit markets;
- the risks associated with doing business outside of the United States;
- the failure to develop technologies, processes or products needed to support consumer demand;
- technology advancements;
- the inability to recover the costs to develop and test new products or processes;
- a disruption in, or failure of, the Company's information technology systems, including those related to cyber security, could adversely affect the Company's business operations and financial performance;
- the impact of labor problems, including labor disruptions at the Company, its joint venture, or at one or more of its large customers or suppliers;
- failure to attract or retain key personnel;
- consolidation among the Company's competitors or customers;
- inaccurate assumptions used in developing the Company's strategic plan or operating plans or the inability or failure to successfully implement such plans;
- failure to successfully integrate acquisitions into operations or their related financings may impact liquidity and capital resources;
- changes in the Company's relationship with its joint-venture partner or suppliers, including any changes with respect to CCT's production of Cooper-branded products;
- the inability to obtain and maintain price increases to offset higher production or material costs;
- inability to adequately protect the Company's intellectual property rights; and
- inability to use deferred tax assets.

COOPERTIRES